Investor Presentation

October 2024

NASDAQ: LAKE



Safe Harbor & Non-GAAP Statements

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This presentation contains estimates, predictions, opinions, goals and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company's predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's expectations for earnings, revenues, expenses, inventory levels, capital levels, liquidity levels, or other future financial or business performance, strategies or expectations, including without limitation the expected benefits of the Pacific, Jolly and LHD acquisitions and our M&A strategy. All statements, other than statements of historical facts, which address Lakeland's expectations of sources or uses for capital, or which express the Company's expectation for the future with respect to financial performance or operating strategies can be identified as forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions as described from time to time in press releases and Forms 8-K, presentations, registration statements, quarterly and annual reports and other reports and filings filed with the Securities and Exchange Commission or made by management. As a result, there can be no assurance that Lakeland's future results will not be materially different from those described herein as "believed," "projected," "planned," "intended," "anticipated," "can," "estimated" or "expected," or other words which reflect the current view of the Company with respect to future events. We caution readers that these forward-looking statements speak only as of the date hereof. With respect to our guidance for revenue and Adjusted EBITDA, such metrics are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management; actual results will vary, and those variations may be material. The Company hereby expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statements to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which such statement is based, except as may be required by law.

Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles (GAAP), the Company uses the following non-GAAP financial measures in this presentation: Adjusted EBITDA and Adjusted EBITDA margin, Adjusted EBITDA excluding FX, and Adjusted EBITDA excluding FX margin. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. The Company believes that these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects, and allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. The non-GAAP financial measures used by the Company in this presentation may be different from the methods used by other companies.

For more information on the non-GAAP financial measures, please see the Reconciliation of GAAP to non-GAAP Financial Measures tables in this presentation. These accompanying tables include details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliations between these financial measures.

Corporate Overview & Objectives

Lakeland is a global manufacturer of protective equipment, apparel and accessories with a Head-to-Toe portfolio of brands. New management is implementing strategies to accelerate growth and margins with an initial focus on the fragmented fire industry.

Near Term Strategy: Leverage a leading market position in fire protection, brands, and accretive M&A to accelerate growth in the fragmented, higher margin $2.0B fire protection sector in the largest global markets.[1]

Long Term Strategy: Grow all verticals with a capital light model focusing on manufacturing and operating efficiencies to achieve higher margins, with positioning to grow faster than the markets served.

Competitive Position: Time to market, exclusive distribution agreements, and footprint and leading market share positions in top global markets creates a barrier of entry and positions Lakeland as the acquirer of choice.

Robust Execution: New strategies and execution have translated into strong financial performance and FY25 guidance equating to 28-36% annual top-line growth with positioning for annual double-digit growth ahead.

Capital Allocation: Well-capitalized with accelerating free cash flow growth to support a strong balance sheet to fund acquisition strategy and initiatives above current guidance.

Management: Tenured new management has successfully executed a similar strategy to Lakeland's - a turnaround/efficiency focus with accretive acquisitions and synergies to accelerate growth and create value.

NASDAQ: LAKE

LTM Revenue[1]	$137.7M
LTM Adj. EBITDA excluding FX[1]	$14.5M
Share Price[2]	$21.05
52 Week Range[2]	$13.86 - $26.10
Market Cap[2]	$155.7M
Enterprise Value[2]	$174.6M
Cash[1]	$24.9M
Debt[1]	$29.5M
Employees	~1,900
Locations	18 in 14 countries
Distribution	~2,000 Distributors in 78 countries

1. At 07/31/24
2. As of 10/23/24

1) Largest Fire Protection markets include US, Germany, and Australia.

Corporate Video


THIS IS
LAKELAND

Video link will open in web browser

Mission-Critical Product Portfolio

FIRE

Products
- NFPA-certified Fire Turnout Gear
- CE-certified Fire Turnout Gear
- Pacific brand of safety helmets
- Jolly brand of fire boots
- Particulate Blocking Hoods
- Fire Gloves

Applications
- Professional and Volunteer Fire
- Structural Fire Fighting
- Wildland Fire Fighting
- Search and Rescue



INDUSTRIAL

Products
- Chemical Suits
- PPE / Disposable Coveralls
- FR/AR Performance Wear
- High Visibility
- Jolly and Cosmas brand of safety boots

Applications
- Energy
- Clean Room
- Utilities
- Industrial
- Healthcare



Compelling Fire Segment Opportunity

- ✓ Fragmented global fire market - one player with greater than 10% market share
- ✓ High-margin businesses with relatively low purchase price multiples for "Small, Strategic & Quick (SSQ) acquisitions
- ✓ Compelling global cross-selling opportunities - M&A strategy created "1+1=3" with head-to-toe product offering: Helmet, Turnout Gear (heavy & light duty options) and Boots
- ✓ Strong brand recognition of acquired companies adds to a recognizable product portfolio
- ✓ Early to mid-term synergies with acquired companies with in-house manufacturing
- ✓ Inventory is simpler to manage: Build to fill orders with little to no finished goods
- ✓ Generally working capital efficient with purchase terms often requiring deposits
- ✓ Less subject to economic cycles: Municipal budgets require annual spending and replenishment
- ✓ Strong brand recognition of acquired companies adds to a recognizable product portfolio
- ✓ Services business creates sticky customers with recurring revenue models, and the services model can be expanded geographically


LAKELAND

Large Markets with Strong Tailwinds

Key Market Dynamics

Increasing Relevance of Safety And PPE

- Increased development and enforcement of safety and environmental standards globally
- Global acceptance of PPE increasing in wake of COVID-19 pandemic
- Lakeland products available in 78 countries

Growing Demand from End-User Industries

- Global movement to increase focus on worker health and safety
- Further industrialization is leading to more complex processes and hazardous environments requiring additional protective solutions

Ongoing & Future Technological Advancements

- Continued advancements in non-woven fabrics (e.g., nanofibers) with improved properties and attributes
- "Smart PPE/Connected Worker" growth projected to be $1.9B from 2020-2024[1]
- Recent strategic investment to enter Connected Worker Market

~$6 Billion Total Addressable Market with a Mid-to-High-Single-Digit Growth Rate[2]



Sources:
1) IOSH Magazine, "Power Dressing for Smart PPE"
2) Allied Market Research, The Insight Partners, and Management Estimates

Strategic Priorities

Building a Premier Global Fire Brand

- Investing resources in high growth geographies
- Commitment to product line enhancements
- Optimizing operations and sales channels

Expanding Portfolio and Capabilities Through M&A

- Adding product line extensions and innovative new products
- Expanding global markets, channels & customers
- Maintaining robust acquisition pipeline

Solidifying and Growing Chemical, Critical Environment and Disposables

- Take market share from competitors through product capabilities and exceptional sales
- Acquiring premier global brands
- Driving operating leverage through cross-selling

Goal: to fortify its position as the only full-service vendor for Head-to-Toe equipment with the fastest delivery time, and cleaning and refurbishment

Global Head-to-Toe Fire Portfolio



	Background & Product Portfolio	Highlights
Lakeland Pacific Helmets **Headquarters** Whanganui, New Zealand	**Product Focus**: Fire and emergency services helmets **Markets**: Oceania, North America, Other **Distribution**: 2,000 distributors in 78+ countries	▪ Premium product line with a global reputation for safety and design ▪ Highly innovative and R&D driven organization ▪ Complements existing Lakeland turnout gear offering ▪ Attractive cross-selling opportunities globally, especially in the U.S.
Lakeland Fire + Safety **Headquarters** Huntsville, Alabama Lakeland Eagle FR **Headquarters** Stockport, UK	**Product Focus**: Firefighter Suits & Apparel; Industrial FR Apparel **Markets**: U.S., Europe, LATAM, Africa, Asia and Middle East **Distribution**: 2,000 distributors in 78+ countries	▪ Asset-light value chain provides potential in-sourcing synergy opportunities as well as access to new suppliers ▪ Focus on product innovations and R&D expertise to compete and take market share ▪ Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts ▪ Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing ▪ Bolsters Lakeland's sales presence and activities in EMEA and South America
Lakeland LHD **Headquarters** Wesseling, Germany	**Product Focus**: Firefighter turnout gear & accessories, PPE cleaning, repair, and maintenance **Markets**: Europe, Asia, Oceania **Distribution**: 2,000 distributors in 78+ countries	▪ Enhanced global fire services footprint in Germany and Australia, two of the three largest fire markets in the world, as well as Asia. ▪ Protective clothing maintenance ensures longevity and effectiveness of firefighting gear with an attractive recurring revenue stream. ▪ Structural, wildland, and industrial fire and rescue gear, technical rescue equipment, and station wear complement Lakeland's other fire services offerings.
Lakeland Jölly **Headquarters** Montebelluna, Italy	**Product Focus**: Fire, police, industrial, and military boots **Markets**: Europe, Other **Distribution**: 2,000 distributors in 78+ countries	▪ Premium product line with a global reputation for quality and design ▪ Highly innovative and R&D driven organization ▪ Completes Lakeland's "head-to-toe" fire product offering ▪ Attractive cross-selling opportunities globally

Competitive Advantages

Owned, Global Manufacturing Base
Provides the ability to rapidly scale-up production to meet emergency demand, shift production between locations to navigate the geopolitical landscape, and to maintain the highest levels of quality.

Focused, Yet Diversified Product Portfolio
One of only a few companies that are entirely focused on safety solutions, targeting mission-critical applications, while simultaneously offering customers a diverse portfolio of products for each end-user's applications.

Scalable, Asset-Light Business Model
Excellent free-cash-flow dynamics driven by a high degree of operating leverage and low capital requirements.



Geographically Diverse Sales Platform
Attractive opportunities for strategic products in key, diverse markets – the addition of Jolly, Pacific Helmet, LHD and Eagle's fire services products into global sales channels provides immediate sales opportunities in markets outside of North America.

Well-Capitalized & Healthy Balance Sheet
Available cash and credit facilities enable strategic pursuit of new organic and inorganic growth opportunities to increase shareholder value and further differentiate Lakeland from competitors.

Only Sole-Source, Full-Service Solution
Head-to-Toe equipment with fastest delivery time, and cleaning and refurbishment

Unique Opportunity to Larger Competition

	LAKELAND FIRE + SAFETY	MSA	DELTAPLUS	Ansell
	NASDAQ: LAKE	NYSE:MSA	Euronext: ALDTL	ASX:ANN
CY25 Revenue ***YoY Growth***	$162M *14.5%*	$1,848M *2.9%*	$463M *3.5%*	$1,761M *11.0%*
CY24/CY25 Adj. EBITDA %	10.4% / 13.1%	25.8% / 26.3%	15.5% / 15.7%	17.2% / 18.1%
Geographic Breakdown	US: 32% Europe: 18% LATAM: 19% Asia: 11% Other NA: 11% Other: 9%	International: 69% Americas: 31%	NA	North America: 42% EMEA: 34% LATAM: 11% Asia: 14%
Channel Segmentation	Fire: 31% Disposables: 32% FR/AR Performance: 14% Chemical: 20% High Visibility: 3%	Firefighter Safety: 38% Detection: 36% Industrial PPE: 26%	NA	Healthcare: 52% Industrial: 48%
No. of Acquisitions (past 10 years)	4	4	17	5
Market Cap[1]	USD $158M	USD $6.62B	EUR €496M	AUD $4.6B
CY25 Adj. EBITDA Multiple	7.1x	14.9x	9.3x	8.4x
1-Yr Stock Price Delta	+34.6%	+2.0%	-16.1%	+36.8%

- Revenue trajectory driven by both M&A and organic initiatives
- Share price outperforming main industry competitors
- Diversified business model across geographies and channels
- Vertically-integrated business model that covers the entire value chain
- Shift towards higher-value products positively impacting profitability and margins

1) As of October 22, 2024

Management



James M. Jenkins

President and Chief Executive Officer

- General Counsel and Vice President of Corporate Development for Transcat, Inc. (Nasdaq:TRNS)
- partner at Harter Secrest & Emery LLP, a regional law firm in New York State



Roger D. Shannon

Chief Financial Officer

- 35+ years of experience in finance, strategy, accounting, and FP&A
- CFO and Treasurer at Charah Solutions, Inc., a leading environmental remediation and sustainability company



Helena An

Chief Operating Officer

- 25 years of experience in procurement and manufacturing leadership across Asia-Pacific
- Previously served as VP of Procurement and Manufacturing - Asia



Laurel Yartz

Chief Human Resources Officer

- 30+ years of experience in global Human Resources leadership, primarily in Fortune 500 and private equity companies



Barry Phillips

Chief Revenue Officer

- 37+ years of experience in global sales leadership, revenue growth, and strategic market development, particularly in the fire services space

Cameron Stokes

Global VP of Sales

- Brings a wealth of experience in sales and marketing with a focus on driving multimillion-dollar revenue growth and expanding market share in industrial safety products


29

Financial Highlights

Fiscal Second Quarter 2025 Financial Highlights & FY2025 Guidance

Financial Highlights

$ in Million	Three Months Ended July 31		Year Ended January 31	
	2024	2023	2024	2023
Revenue	$38.5	$33.1	$124.7	$112.8
Gross Margin	*39.6%*	*42.9%*	*41.1%*	*40.6%*
Operating Expenses	(16.8)	(10.5)	(45.2)	(40.3)
Net Income (Loss)	$(1.4)	$2.5	$5.4	$1.9
Adjusted EBITDA excluding FX[1]	$2.7	$4.7	$15.7	$10.7
Adjusted EBITDA excluding FX Margin[1]	*6.9%*	*14.3%*	*12.6%*	*9.5%*
Cash & Cash Equivalents	$24.9	$24.3	$25.2	$24.6

FY25 Guidance[2]

- FY25 Revenue in the range of $160M to $170M
- FY25 Adjusted EBITDA excluding FX in the range of $18M to $21.5M
- Reaffirmed based on expected revenue and profitability improvement for the second half of the year

1) See reconciliation tables for adjusted EBITDA in appendix
2) FY25 guidance was reaffirmed 9-4-25

Revenue Mix – Historical & Pro Forma with Acquisitions

Lakeland Organic FY24


44%
13%
14%
13%
5%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign


40%
21%
17%
17%
5%
Disposables
Fire
FR/AR
Performance
Chemical

Lakeland Organic with Pacific Helmets, Jolly Scarpe, and LHD Group (pro forma)


32%
10%
23%
10%
8%
17%
USA
Asia
Europe
Latin America
Other N.A.
Other Foreign


29%
42%
12%
13%
4%
Disposables
Fire
FR/AR
Performance
Chemical

Q2-FY25 Revenue


32%
18%
11%
11%
19%
9%
USA
Europe
Other N.A.
Asia
Latin America
Other Foreign


32%
31%
14%
20%
3%
Disposables
Fire
FR/AR
Performance
Chemical

FQ2 TTM Revenue & Adjusted EBITDA

Revenue



$119.2
$122.4
$124.7
$132.3
$137.7
Jul-23
Oct-23
Jan-24
Apr-24
Jul-24

- TTM Revenue continues to grow, 16% increase year-over-year
- Momentum expected to accelerate in the second half of FY25
- Expectations for full-year revenue guidance of $160M – 170M remain

Adjusted EBITDA excluding FX



$13.2
$14.2
$15.7
$16.5
$14.5
Jul-23
Oct-23
Jan-24
Apr-24
Jul-24

- TTM Adjusted EBITDA excluding FX grew 10% year-over-year
- Q2 Adjusted EBITDA affected by lower gross margins at acquired companies, profit in ending inventory and higher manufacturing and operating expenses
- Expectations for full-year AEBITDA guidance of $18.5M - $21M remain

Capital Markets Summary

LAKE

NASDAQ Listed

Shares Outstanding	7.4M
Sector	Consumer Cyclical
Industry	Apparel Manufacturing
Fiscal Year End	January 31

Sell-Side Analyst Coverage

ROTH	Gerry Sweeney
Maxim Group	Matthew Galinko

News Releases

- Engages MZ Group to Lead Strategic Investor Relations and Shareholder Communications Program - 10/16/24
- Reports Fiscal 2025 Second Quarter Financial Results - 9/4/24
- Announces the Appointment of Laurel Yartz as Chief Human Resources Officer - 8/1/24
- Announces Filing of S-3 Shelf Registration Statement - 7/12/24
- Completes Acquisition of LHD Group - 7/1/24
- Announces Key Sales Leadership Appointments to Drive Global Growth - 6/17/24
- Reports Fiscal 2025 First Quarter Financial Results - 6/4/24
- Appoints James M. Jenkins as New President and CEO - 5/20/24
- Declares Cash Dividend for Second Quarter 2025 - 5/1/24
- Lakeland Industries and LineDrive Announce Strategic Partnership - 5/1/24

Upcoming & Past Events

- Oppenheimer Growth Conference – Feb. 2025
- ROTH 13th Annual Deer Valley Conference – 12/11/24
- 4th Annual CEO Networking Event Hosted by Semco Capital - 8/14/24
- Planet MicroCap Showcase: VEGAS 2024 Conference - 4/29/24

Investment Highlights

Near Term Strategy: Leverage a leading market position in fire protection, brands, and accretive M&A to accelerate growth in the fragmented, higher margin $2.0B fire protection sector in the largest global markets.[1]

Long Term Strategy: Grow all verticals with a capital light model focusing on manufacturing and operating efficiencies to achieve higher margins, with positioning to grow faster than the markets served.

Competitive Position: Time to market, exclusive distribution agreements, and footprint and leading market share positions in top global markets creates a barrier of entry and positions Lakeland as the acquirer of choice.

Robust Execution: New strategies and execution have translated into strong financial performance and FY25 guidance equating to 28-36% annual top-line growth and positioning for annual double digit growth ahead.

Capital Allocation: Well-capitalized with accelerating free cash flow growth to support a strong balance sheet to fund acquisition strategy and initiatives above current guidance.

Management: Tenured new management has successfully executed a similar strategy to Lakeland's - a turnaround/efficiency focus with accretive acquisitions and synergies to accelerate growth and create value.



LAKELAND FIRE + SAFETY
NASDAQ: LAKE

Company
1525 Perimeter Parkway
Suite 325
Huntsville, AL 35806

Investor Relations
Chris Tyson
MZ Group
949-491-8235
LAKE@mzgroup.us

www.lakeland.com

LAKELAND FIRE + SAFETY

APPENDIX

Eagle Technical Products[1]

Enhances Lakeland's Product Portfolio and Expands Geographical Reach

Background & Product Portfolio

Headquarters	▪ Stockport, UK
Product Focus	▪ Firefighter Suits & Apparel (65% of FY22 revenues) ▪ Industrial FR Apparel (35% of FY22 revenues)
Markets	▪ Europe, Africa, and Middle East
Distribution	▪ Utilizes UK-based, in-house design and manufacturing to prototype to customer specifications then leverages third-party manufacturing in Europe

Highlights

- Asset-light value chain provides potential in-sourcing synergy opportunities as well as access to new suppliers
- Focus on product innovations and R&D expertise to compete and take market share
- Expands and diversifies Lakeland's customer base, most of which are on multi-year contracts
- Complementary product lines to Lakeland's existing portfolio that greatly benefit Lakeland's differentiated product offering, particularly within fire service protective clothing
- Bolsters Lakeland's sales presence and activities in EMEA and South America

LAKELAND EAGLE FR




32%
LIGHTER
THAN LEADING
ASSEMBLIES


eagle FR
FALCON
BLACK
FIRE SUIT

1) Acquisition closed on December 2, 2022

Pacific Helmets[1]

Enhances Lakeland's Fire Service Offering with Helmets

Background & Product Portfolio

Headquarters	▪ Whanganui, New Zealand
Product Focus	▪ Fire and emergency services helmets
Markets	▪ Oceania (60% of FY23 revenues) ▪ North America (21% of FY23 revenues) ▪ Other (19% of FY23 revenues)
Distribution	▪ Design, manufacture, and assembly process is completed on site in Whanganui ▪ Helmets sold through distribution in 40+ countries

Highlights

- Premium product line with a global reputation for safety and design
- Highly innovative and R&D driven organization
- Complements existing Lakeland turnout gear offering
- Attractive cross-selling opportunities globally, especially in the U.S.







1) Acquisition closed on November 30, 2023

Jolly Scarpe[1]

Expands Lakeland's Fire Service Portfolio with Boots

Background & Product Portfolio

Headquarters	▪ Montebelluna, Italy
Product Focus	▪ Fire, police, industrial, and military boots
Markets	▪ Europe (98% of FY23 revenues) ▪ Other (2% of FY23 revenues)
Distribution	▪ Designed in Italy ▪ Manufactured in company-operated facility in Romania ▪ Boots sold to distributor and direct to end-user in 40+ countries

Highlights

- Premium product line with a global reputation for quality and design
- Highly innovative and R&D driven organization
- Completes Lakeland's "head-to-toe" fire product offering
- Attractive cross-selling opportunities globally

LAKELAND JOLLY







1) Acquisition closed on November 30, 2023

LHD Group[1]

Enhances Lakeland's Product Portfolio and Expands Geographical Reach

Background and Product Portfolio

Headquarters
- Wesseling, Germany

Product Focus
- Fire turnout gear, LHD Care cleaning & maintenance

Markets
- **Germany** - 33% of LY revenue
- **Australia** – 54% of LY revenue
- **Hong Kong** - 13% of LY revenue

Company Facts
- Designed in Germany
- Manufactured in third-party manufacturers in Europe
- Sold directly to fire brigades and governmental entities as well as through distribution

Acquisition Highlights

- Premium product line with a global reputation for quality and design
- Germany is the world's second-largest fire services market and Australia is third
- LHD Care provides a recurring revenue all-encompassing cleaning, repair, logistics and rental services
- Attractive cross-selling opportunities globally





1) Acquisition closed on July 3, 2024

LHD CARE SERVICES

FEEL COMPLETELY SECURE WITH THE LHD CARE SYSTEM

- ✓ Elimination of carcinogenic substances in protective clothing by means of professional cleaning
- ✓ individually combinable service modules
- ✓ highest degree of flexibility in clothing management



LHD CARE
DEMAND ANALYSIS
DESIGN
RESEARCH AND DEVELOPMENT
PRODUCTION
LOGISTICS
CLEANING & CARE
REPAIR & MAINTENANCE
RECYCLING
REPORTING

Fiscal 2025 Second Quarter Financial Summary

	THREE MONTHS ENDED July 31,		
	2024	2023	Variance
Net sales	$38,512	$33,071	16.5%
Gross Margin	39.6%	42.9%	-333bps
Adjusted EBITDA excluding FX	$2,659	$4,719	-43.7%
Adjusted EBITDA excluding FX Margin	6.9%	14.3%	-737bps
Diluted EPS	-$0.19	$0.32	-$0.51

($000's Except Share Information)

Non-GAAP Reconciliation – Q2

	THREE MONTHS ENDED July 31, 2024	THREE MONTHS ENDED July 31, 2023
Net Income to EBITDA		
Net income (loss)	-$1,376	$2,465
Interest expense	$370	$1
Taxes	-$420	$1,199
Depreciation and amortization	$1,145	$589
EBITDA	-$281	$4,254
EBITDA to Adjusted EBITDA (excluding non-cash expenses)		
EBITDA	-$281	$4,254
Equity compensation	$428	$38
Other income (expense)	-$165	$65
Acquisition expenses	$712	$0
Earnout revaluation	$0	-$685
Severance/Restructuring	$745	$352
New Monterrey, Mexico facility start-up costs	$183	$138
PFAS Litigation	$194	$0
Adjusted EBITDA	$1,816	$4,162

	THREE MONTHS ENDED July 31, 2024	THREE MONTHS ENDED July 31, 2023
Adjusted EBITDA Margin		
Adjusted EBITDA	$1,816	$4,162
Divided by net sales	$38,512	$33,071
Adjusted EBITDA Margin	4.7%	12.6%
Adjusted EBITDA excluding FX		
Adjusted EBITDA	$1,816	$4,162
Currency Fluctuation	$843	$557
Adjusted EBITDA excluding FX	$2,659	$4,719
Adjusted EBITDA excluding FX Margin		
Adjusted EBITDA excluding FX	$2,659	$4,719
Divided by net sales	$38,512	$33,071
Adjusted EBITDA excluding FX Margin	6.9%	14.3%

($000's Except Share Information)

Non-GAAP Reconciliation – LTM

	LAST TWELVE MONTHS July 31,	
	2024	2023
Adjusted EBITDA to Adjusted EBITDA excluding FX		
Adjusted EBITDA	$10,723	$11,754
Currency Fluctuation	$3,732	$1,450
Adjusted EBITDA excluding FX	$14,454	$13,204

($000's Except Share Information)

Fiscal 2025 Second Quarter Financial Highlights

Net Sales



$33.1
$38.5
2024Q2
2025Q2

- Net sales increased $5.4 million, or 16.4%
- Sales of fire service products increased $3.0 million, or 34%
- Industrial products grew $2.4 million, or 10%

Gross Margin



42.9%
39.6%
2024Q2
2025Q2

- Gross margin decreased 333 bps to 39.6%
- Improved Organic gross margin more than offset by profit in ending inventory, lower inorganic gross margin and amortization of acquired inventory

Diluted EPS



0.32
-0.19
2024Q2
2025Q2

- Net income decreased by $3.6 million to ($1.2 million) due to $2.9 of non-cash expenses, $1.9M of profit in ending inventory and FX
- Resulted in EPS diluted loss of $-0.51 to $-0.19

Adjusted EBITDA & Adjusted EBITDA Margin



$4.2
12.6%
$1.8
4.7%
$2.7
6.9%
2024Q2
2025Q2
2025Q2 Excl. FX

- Adjusted EBITDA was impacted by lower gross margins at acquired companies, profit in ending inventory and higher manufacturing and operating expenses
- Adjusted EBITDA excluding FX was $2.7M for an AEBITDA margin of 6.9%

FQ2 Gross Margin and Adjusted EBITDA Bridge

GROSS MARGIN %


42.9%
4.4%
0.7%
-3.8%
-3.4%
-1.4%
39.6%
2024Q2 GM
Organic Sales Mix
Manufacturing Costs Improvement
Acquired Company GM incl PPA
Profit in Ending Inventory
Freight
2025Q2 GM

ADJUSTED EBITDA


$4.2M
$1.3M
$0.3M
-$0.4M
-$1.3M
-$2.2M
$1.8M
$0.8M
$2.7M
2024Q2 Reported
Organic Sales Mix
Manuf. Costs Improv.
Pacific Helmets Jolly Scarpe LHD
Profit Ending Inventory
SG&A Incl. FX
2025Q2 Reported
FX
2025Q2 FX Adjusted

- Organic Gross Margin continued to improve
- Integration of newly acquired companies generating lower gross margin, including a 90 basis point impact related to the purchase accounting for amortization of acquired inventory
- Profit in ending inventory deferred and higher freight also impacted GM%

- Profitability from Organic sales increased
- Profit in ending inventory negatively affected organic margins
- Operating costs increased as a result of acquired SG&A and higher selling expenses
- FX expense as a result of currency devaluation in Argentina

FQ2 Balance Sheet

(UNAUDITED)
(000's except for share information)

	July 31, 2024	January 31, 2024
ASSETS		
Current assets		
Cash and cash equivalents	24,880	25,222
Accounts receivable, net of allowance for doubtful accounts of $1,033 and $857 at July 31, 2024 and January 31, 2024, respectively	22,933	19,169
Inventories	67,920	51,251
Prepaid VAT and other taxes	2,043	2,753
Income tax receivable and other current assets	10,513	3,111
Total current assets	128,289	101,506
Property and equipment, net	12,618	10,685
Operating leases right-of-use assets	11,937	10,969
Deferred tax assets	3,104	3,097
Other assets	163	110
Goodwill	20,298	13,669
Intangible assets, net	14,498	6,830
Equity investment	4,473	4,719
Convertible debt instruments	2,800	2,161
Total assets	198,181	153,745
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	16,578	7,378
Accrued compensation and benefits	4,531	3,921
Other accrued expenses	6,483	2,487
Income tax payable	-	1,454
Short-term borrowings	-	298
Accrued earnout agreement	-	643
Current portion of operating lease liability	2,505	2,164
Total current liabilities	30,097	18,345
Deferred income taxes	2,114	2,097
Loans payable - long term	29,484	731
Long-term portion of operating lease liabilities	11,770	9,121
Total Liabilities	73,465	30,294
Commitments and contingencies		
Stockholders' equity		
Preferred stock, $0.01 par; authorized 1,500,000 shares (none issued)		
Common stock, $0.01 par; authorized 20,000,000 shares	87	87
Issued 8,736,023 and 8,722,965; outstanding 7,396,604 and 7,364,757 at July 31, 2024 and January 31, 2024, respectively		
Treasury stock, at cost; 1,358,208 shares at July 31, 2024 and January 31, 2024, respectively	(19,979)	(19,979)
Additional paid-in capital	79,743	79,420
Retained earnings	69,117	69,282
Accumulated other comprehensive loss	(4,252)	(5,360)
Total stockholders' equity	124,716	123,451
Total liabilities and stockholders' equity	198,181	153,745